SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 26, 2007
Date of Report
(Date of earliest event reported)
FISHER COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	000-22439 (Commission File No.)	91-0222175 (IRS Employer Identification No.)
100 Fourth Avenue N., Suite 510, Seattle, Washington 98109
(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c)	The Board of Directors of the Company voted on Thursday, July 26, 2007, to elect Michael D. Wortsman as a member of the Board of Directors of the Company. The press release announcing this event is attached to this report as Exhibit 99.1. As of the date of this filing, Mr. Wortsman has not been appointed to serve on any Committees of the Board of Directors.

Michael D. Wortsman is the retired president of Univision Television Group.

As announced earlier, James W. Cannon’s retirement from the Company’s Board of Directors became effective following the Board’s regularly scheduled meeting on July 26, 2007.
Item 9.01 Financial Statements and Exhibits
          (c)   Exhibits
     99.1     Press Release dated July 27, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.
	By	/s/ S. Mae Fujita Numata
Dated: July 27, 2007		S. Mae Fujita Numata
Senior Vice President, Chief Financial Officer and Corporate Secretary

Exhibit Index
99.1      Press release, dated July 27, 2007